Atlas U.S. Tactical Income Fund, Inc.

Supplement dated September 14, 2023
to the Prospectus and Statement of Additional Information (“SAI”) of
Atlas U.S. Tactical Income Fund, Inc. (the “Fund”)
dated February 1, 2023

This Supplement provides changes to certain disclosures to the Fund’s Prospectus and SAI, and should be read in conjunction with, the Prospectus and SAI each dated February 1, 2023.

Mario Rodriguez has voluntarily left Atlas Asset Management LLC, advisor to the Fund, to pursue another opportunity and is no longer a portfolio manager of the Fund. Effective immediately, all references to Mr. Rodriguez in the Prospectus and SAI should be disregarded.

Effective immediately, the Fund’s average portfolio duration may be greater than 13 years. Accordingly, the following paragraph replaces the first paragraph under the heading “Investment Objectives and Strategy” on page 7 of the Prospectus:

The Fund seeks to provide long-term positive returns and to preserve capital through various market environments by managing portfolio duration, credit risk, and volatility. The Fund has the flexibility to invest across a variety of fixed-income asset classes and is not managed to be compared to any specific index. The Fund has latitude to pursue opportunities across the fixed-income spectrum to create a diversified portfolio of varying maturities, including moving between sectors or across credit risk, and may have positive or negative duration. The Fund normally maintains an average portfolio duration of negative 3 years to plus 13 years. The Fund’s investment objectives are not fundamental and may be changed without shareholder approval.

The following paragraph replaces the fifth paragraph on page 7 of the Prospectus:

The Fund’s average portfolio duration may range from negative 3 years to plus 13 years. The Fund may also invest up to 20% of its total assets in fixed income securities or large capitalization stocks (including ETFs) of foreign issuers in dollar denominations.

Timothy Shaloo has replaced Michael Minella as Chief Compliance Officer of the Fund. All references to Mr. Minella in the SAI should be disregarded. The following information is added to the “Interested Directors and Officers” table on page 21 of the SAI:

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Timothy Shaloo (v) 1970	Chief Compliance Officer	1-year, Since July 2023	AVP, Compliance Officer (September 2023 to present) Northern Lights Compliance Services, LLC; Senior Compliance Analyst (2021 to August 2023) Northern Lights Compliance Services, LLC; Compliance Specialist (2016 to 2021) Ultimus Fund Solutions.	N/A	None

(v) The address for Mr. Shaloo is Ultimus Fund Solutions, 2 Easton Oval, Suite 300, Columbus, Ohio 43219.

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This Supplement, and the Prospectus and SAI, each dated February 1, 2023, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling the Fund at 1-855-969-8440.

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